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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934
                                  ____________

      Date of Report (Date of earliest event reported):  November 21, 2000
                                 ______________


                              UNIVERSAL CORPORATION

         Virginia                                1-652                              54-0414210
(State or other jurisdiction            (Commission File Number)          (I.R.S. Employer Identification Number)
     of organization)

                           1501 North Hamilton Street
                               Richmond, Virginia
                                 (804) 359-9311
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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
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                                EXPLANATORY NOTE

     On September 6, 2000, Universal Corporation commenced a continuous medium term note offering under a prospectus dated August 28, 2000 and a prospectus supplement dated September 6, 2000. This Current Report on Form 8-K is filed for the purpose of filing the Fixed Rate Note that was issued November 21, 2000 pursuant to a Pricing Supplement dated November 16, 2000 previously filed in connection with that medium term note program.

The following exhibits are filed herewith.

Exhibit Number                                Description
       4              $4,000,000 8.50% Fixed Rate Note due November 21, 2007
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              UNIVERSAL CORPORATION


                              By: /s/ GEORGE C. FREEMAN, III
                             --------------------------
                                      George C. Freeman, III
                                      Assistant Secretary



Date:  November 21, 2000